UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 9, 2024
Date of Report (Date of earliest event reported)

HEWLETT PACKARD ENTERPRISE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-37483	47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1701 East Mossy Oaks Road, Spring, TX	77389
(Address of principal executive offices)	(Zip code)

(678) 259-9860
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.

As previously announced, on January 9, 2024, Hewlett Packard Enterprise Company (“HPE”) entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”), by and among Juniper Networks, Inc., a Delaware corporation (“Juniper”), HPE and Jasmine Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of HPE (“Merger Sub”). Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, Merger Sub will merge with and into Juniper, with Juniper surviving the merger and becoming a wholly owned subsidiary of HPE (the “Merger”). For further information relating to the Merger, please see HPE’s Current Report on Form 8-K filed with the SEC on January 10, 2024.

HPE is filing: (i) as Exhibit 99.1 to this Current Report on Form 8-K, the audited consolidated financial statements of Juniper as of December 31, 2023 and 2022, and for each of the three years in the period ended December 31, 2023; (ii) as Exhibit 99.2, Juniper management’s discussion and analysis of financial condition and results of operations for the fiscal years ended December 31, 2023 and 2022; (iii) as Exhibit 99.3, the interim unaudited condensed consolidated financial statements of Juniper as of June 30, 2024 and for the three and six months ended June 30, 2024 and June 30, 2023; (iv) as Exhibit 99.4, Juniper management’s discussion and analysis of financial condition and results of operations for the three and six months ended June 30, 2024 and June 30, 2023; (v) as Exhibit 99.5, the unaudited pro forma condensed combined financial statements of HPE as of July 31, 2024 and for the year ended October 31, 2023 and nine months ended July 31, 2024; and (vi) as Exhibit 23.1, the consent of Ernst & Young, LLP, independent registered public accounting firm of Juniper.

This Current Report on Form 8-K does not modify or update the consolidated financial statements of HPE included in its Annual Report on Form 10-K for the fiscal year ended October 31, 2023 or in its Quarterly Reports on Form 10-Q for the quarters ended January 31, 2024, April 30, 2024 or July 31, 2024, nor does it reflect any subsequent information or events.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Exhibit Description
23.1	Consent of Ernst & Young, LLP, independent registered public accounting firm (with respect to Juniper).

99.1	Audited consolidated financial statements of Juniper as of December 31, 2023 and 2022, and for each of the three fiscal years in the period ended December 31, 2023.

99.2	Juniper management’s discussion and analysis of financial condition and results of operations for the fiscal years ended December 31, 2023 and 2022.

99.3	Interim unaudited condensed consolidated financial statements of Juniper as of June 30, 2024 and for the three and six months ended June 30, 2024 and June 30, 2023.

99.4	Juniper management’s discussion and analysis of financial condition and results of operations for the three and six months ended June 30, 2024 and June 30, 2023.

99.5	Unaudited pro forma condensed combined financial statements of HPE as of July 31, 2024 and for the year ended October 31, 2023 and nine months ended July 31, 2024.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties, and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of HPE may differ materially from those expressed or implied by such forward-looking statements and assumptions. The words “believe”, “expect”, “anticipate”, “optimistic”, “intend”, “guide”, “will”, “estimate”, “may”, “could”, “aim”, “should”, and similar expressions are intended to identify such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any anticipated financial or operational benefits associated with the segment realignment that became effective as of the beginning of the first quarter of fiscal 2024; any projections, estimations, or expectations of addressable markets and their sizes, revenue (including annualized revenue run rate), margins, expenses (including stock-based compensation expenses), investments, effective tax rates, interest rates, investments, net earnings, net earnings per share, cash flows, liquidity and capital resources, inventory, order backlog, share repurchases, dividends, currency exchange rates, repayments of debts, amortization of intangible assets, or other financial items; any projections or estimations of future orders, including as-a-service orders; any statements of the plans, strategies, and objectives of management for future operations, as well as the execution and consummation of corporate transactions or contemplated acquisitions (including but not limited to the Merger) and dispositions (including but not limited to the disposition of our H3C shares and the receipt of proceeds therefrom), research and development expenditures, and any resulting benefit, cost savings, charges, or revenue or profitability improvements; any statements concerning the expected development, performance, market share, or competitive performance relating to products or services; any statements concerning technological and market trends, the pace of technological innovation, and adoption of new technologies, including artificial intelligence-related and other products and services offered by HPE; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on HPE and our financial performance, including but not limited to supply chain, demand for our products and services, and access to liquidity, and our actions to mitigate such impacts on our business; any statements concerning the relationship between China and the U.S., and our actions in response thereto; any statements of expectation or belief, including those relating to future guidance and the financial performance of HPE; and any statements of assumptions underlying any of the foregoing.

Risks, uncertainties and assumptions include the need to address the many challenges facing HPE’s businesses; the competitive pressures faced by HPE’s businesses; risks associated with executing HPE’s strategy; the impact of macroeconomic and geopolitical trends and events, including but not limited to supply chain constraints, the use and development of artificial intelligence, the inflationary environment, the ongoing conflicts between Russia and Ukraine and in the Middle East, and the relationship between China and the U.S.; the need to effectively manage third-party suppliers and distribute HPE’s products and services; the protection of HPE’s intellectual property assets, including intellectual property licensed from third parties and intellectual property shared with its former parent; risks associated with HPE’s international operations (including public health crises, such as pandemics or epidemics, and geopolitical events, such as, but not limited to, those mentioned above); the development of and transition to new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution of HPE’s transformation and mix shift of its portfolio of offerings; the execution and performance of contracts by HPE and its suppliers, customers, clients, and partners, including any impact thereon resulting from macroeconomic or geopolitical events, such as, but not limited to, those mentioned above; the prospect of a shutdown of the U.S. federal government; the hiring and retention of key employees; the execution, integration, consummation, and other risks associated with business combination, disposition, and investment transactions, including but not limited to the risks associated with the disposition of H3C shares and the receipt of proceeds therefrom and completion of the Merger and our ability to integrate and implement our plans, forecasts, and other expectations with respect to the consolidated business; the impact of changes to privacy, cybersecurity, environmental, global trade, and other governmental regulations; changes in our product, lease, intellectual property, or real estate portfolio; the payment or non-payment of a dividend for any period; the efficacy of using non-GAAP, rather than GAAP, financial measures in business projections and planning; the judgments required in connection with determining revenue recognition; impact of company policies and related compliance; utility of segment realignments; allowances for recovery of receivables and warranty obligations; provisions for, and resolution of, pending investigations, claims, and disputes; the impacts of tax law changes and related guidance or regulations; and other risks that are described herein, including but not limited to the risks described in HPE’s Annual Report on Form 10-K for the fiscal year ended October 31, 2023, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and in other filings made by HPE from time to time with the Securities and Exchange Commission.  HPE assumes no obligation and does not intend to update these forward-looking statements, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

	By:	/s/ David Antczak
	Name:	David Antczak
	Title:	Senior Vice President, General Counsel and Corporate Secretary

DATE: September 9, 2024